UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 23, 2005
                                                          -------------



                                  Nephros, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288
                                                ---------

           Delaware                                           13-3971809
 (State or other Jurisdiction of                            (I.R.S. Employer
         Incorporation)                                    Identification No.)


                     3960 Broadway, New York, New York 10032
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      Pursuant to the recommendation of its Compensation Committee, the Board of Directors of Nephros, Inc. (the "Company") amended the Nephros, Inc. 2004 Stock Incentive Plan (the "2004 Plan") to increase the maximum number of shares of common stock of the Company available for issuance under the 2004 Plan from 486,237 shares to 800,000 shares (the "Amendment"), contingent upon and effective as of the time the Company's stockholders approve such Amendment. The Company's stockholders approved the Amendment at the Company's Annual Meeting of Stockholders held on June 23, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 29, 2005



                                        NEPHROS, INC.

                                        By: /s/ Marc L. Panoff
                                           ----------------------------------
                                           Marc L. Panoff
                                           Chief Financial Officer (Principal
                                           Financial and Accounting Officer)